Aberdeen Investment Funds

(the “Trust”)

Aberdeen International Sustainable Leaders Fund (“ISLF”)

Aberdeen Global Equity Impact Fund (“GEIF”)

Aberdeen Global High Income Fund (“GHIF”)

(the “Funds”)

Supplement dated November 30, 2021 to the Funds’

Summary Prospectus dated February 26, 2021, as supplemented to date (“Summary Prospectus”)

At a special meeting of shareholders of ISLF, GEIF, and GHIF (each, a “Target Fund”) held on November 29, 2021, shareholders of record as of the close of business on August 2, 2021 approved the reorganization (the “Reorganization”) of ISLF, GEIF, and GHIF  into the Aberdeen International Sustainable Leaders Fund, the Aberdeen Global Equity Impact Fund, and the Aberdeen Global High Income Fund (each, an “Acquiring Fund”), respectively, each a newly-created series of Aberdeen Funds, a Delaware statutory trust.  Each Target Fund shareholder will receive, on a tax-free basis, shares of the corresponding Acquiring Fund with the same aggregate net asset value as their shares of the Target Fund.  A shareholder who does not wish to become a shareholder of the corresponding Acquiring Fund may redeem shares of the Target Fund on or prior to December 3, 2021. The Reorganization is expected to close on or about December 3, 2021.

Effective after market close on December 3, 2021, shares of each Target Fund will no longer be available for purchase.

Please retain this Supplement for future reference.